SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                            FORM 8-K


              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                       DECEMBER 22, 2000


                   DELTA PETROLEUM CORPORATION
     (Exact name of registrant as specified in its charter)



 Colorado                        0-16203                  84-1060803
(State of                       Commission              (I.R.S. Employer
Incorporation)                   File No.              Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                                 80202
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (303)  293-9133


ITEM 5.   OTHER EVENTS

      Delta Petroleum Corporation ("Delta" or the "Company") has entered into an agreement with Saga Petroleum Corporation and related entities ("Saga") dated as of December 18, 2000 (executed December 22,
2000) entitled Termination Agreement and Purchase and Sale Agreement ("Agreement"). A copy of the Agreement is incorporated herein as
Exhibit 10.1. This Agreement terminates, replaces and supersedes the agreement between these same parties dated September 6, 2000 (see Form 8-K dated September 8, 2000; Exhibit 10.1). Consequently, the purchase and sale of the properties and other assets contemplated by the September 8, 2000 agreement is also terminated. Under the December 18, 2000 Agreement, Delta will acquire a producing gas property from Saga for $2,700,000 of which $2,100,000 will be paid in cash and the remaining $600,000 will be paid through the issuance of restricted Delta common stock priced according to a formula set forth in Part II of the Agreement contained in Exhibit 10.1 hereto. The deposit of cash and shares given by Delta to Saga pursuant to the September 6, 2000 Agreement will be applied to the purchase of the gas property under the Agreement with any excess of shares previously delivered being returned to Delta.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     10.1 Termination Agreement and Purchase and Sale Agreement dated as of December 18, 2000 between Delta Petroleum Corporation and Saga Petroleum Corp., et al.

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)

Date:  December 22, 2000       By: s/Aleron H. Larson, Jr.
                                     Aleron H. Larson, Jr.
                                      Chairman/C.E.O.


                          INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2) Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession. Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4) Instruments Defining the Rights of Security Holders, including Indentures. Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not applicable.

(8)  Opinion: re: Tax Matters.  Not applicable.

(9)  Voting Trust Agreement.  Not applicable.

(10) Material Contracts.

     10.1 Termination Agreement and Purchase and Sale Agreement dated as of December 18, 2000 between Delta Petroleum Corporation and Saga Petroleum Corp., et al.

(11) Statement re: Computation of Per Share Earnings.
      Not applicable.

(12) Statement re: Computation of Ratios.  Not applicable.

(13) Annual Report to Security Holders, etc. Not applicable.

(14) Material Foreign Patents.  Not applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not applicable.

(19) Report Furnished to Security Holders.  Not applicable.

(20) Other Documents or Statements to Security Holders.
     Not applicable.

(21) Subsidiaries of the Registrant.  Not applicable.

(22) Published Report Regarding Matters Submitted to Vote of Security Holders. Not applicable.

(23) Consents of Experts and Counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not applicable.

(26) Invitations for Competitive Bids.  Not applicable.

(27) Financial Data Schedule.  Not applicable.

(99) Additional Exhibits. Not applicable.